SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549



                                         FORM 8-K



                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)    April 17, 2003


                                 Tangent Solutions, Inc.
                 (Exact Name of Registrant as Specified in Charter)


             Delaware                  2-96392-A              65-0952956
   (State or Other Jurisdiction       (Commission            (IRS Employer
           of Incorporation)          File Number)         Identification No.)


                  6801 Powerline Road, Ft. Lauderdale, Florida 33309 (Address of principal executive offices; zip code)


        Registrant's telephone number, including area code  (954) 935-8109



           (Former Name or Former Address, if Changed Since Last Report)







Item 5. Other Events.

The registrant has reversed the 8-K of March 27, 2003. Charles Moche and Tom Secreto have been reinstated as Directors and Mr. Secreto has been reinstated as the CIO.


Item 5. Other Events.

The registrant announces the appointment of Alan B. Brass, CPA, as the interim Chief Financial Officer of the Company.






                                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    TANGENT SOLUTIONS, INC.


Date: April 17, 2003                                By: /s/ Vito Bellezza

                                                    Vito Bellezza
                                                    President and CEO